Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

Fremont General Corporation		Case Number:	8:08-bk-13421

		Operating Report Number:	13

	Debtor	For the Month Ending:	30-Jun-09

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)			18,603,264

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			18,598,750

3. BEGINNING BALANCE:			4,515

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing		—

Accounts Receivable — Pre-filing		—

General Sales		—

Other (Specify)	Transfers from Money Market Acct	235,000

Other (Specify)	Insurance Proceeds — legal expense reimbursement	2,269,735

Other (Specify)	Return of escrow account funds	350,774

TOTAL RECEIPTS THIS PERIOD:			2,855,509

5. BALANCE:			2,860,025

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING	CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)			2,082,000

Disbursements (from page 2)			772,823

7. ENDING BALANCE:			5,201

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
6/3/2009	wire	CRG Partners Group LLC	Professional fees		$5,346	$5,346

6/3/2009	wire	Mark Schaffer	Director Fees		5,833	5,833

6/3/2009	wire	Robert Shackleton	Director Fees		5,833	5,833

6/3/2009	wire	David S. Depillo	Director Fees		5,833	5,833

6/3/2009	wire	Barney Northcote	Director Fees		5,833	5,833

6/3/2009	wire	John Charles Loring	Director Fees		5,833	5,833

6/3/2009	wire	Solon Group, Inc.	Professional fees		6,968	6,968

6/3/2009	wire	Kurtzman Carson Consultants	Professional fees		9,194	9,194

6/3/2009	wire	KPMG Corporate Finance LLC	Professional fees		25,223	25,223

6/3/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		25,281	25,281

6/3/2009	wire	Fremont General Corporation	Bank Account Transfer	58,000		58,000

6/3/2009	wire	Patton Boggs LLP	Professional fees		184,546	184,546

6/3/2009	6000000431	Financial Accounting Standards Board	A/P vendor payments		100	100

6/3/2009	6000000432	LA Fine Arts	A/P vendor payments		330	330

6/3/2009	6000000433	Public Company Accounting Oversight Board	A/P vendor payments		400	400

6/3/2009	6000000434	Stephen H. Gordon	Director Fees		5,833	5,833

6/10/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		435	435

6/10/2009	wire	FTI Consulting	Professional fees		99,517	99,517

6/10/2009	6000000435	Iron Mountain Records Mgmt Inc	A/P vendor payments		3,554	3,554

6/16/2009	wire	Fremont General Corporation	Bank Account Transfer	1,697,000		1,697,000

6/17/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		1,225	1,225

6/17/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		123,447	123,447

6/17/2009	6000000436	Mellon Investor Services LLC	A/P vendor payments		2,799	2,799

6/17/2009	6000000437	West Payment Center	A/P vendor payments		3,656	3,656

6/22/2009	wire	Wells Fargo	Client Analysis Service Charge		2,693	2,693

6/24/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		4,670	4,670

6/24/2009	wire	CRG Partners Group LLC	Professional fees		12,791	12,791

6/24/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		56,441	56,441

6/24/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		169,205	169,205

6/24/2009	wire	Fremont General Corporation	Bank Account Transfer	327,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$2,082,000	$772,823	$2,527,823

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	6/30/2009	Balance on Statement:	$5,201

Plus deposits in transit (a):

		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				$—

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				$—

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$5,201

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS		34,692,823

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS		8,655,778

3. BEGINNING BALANCE:		26,037,043

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account	2,082,000

Interest Income	2,652

TOTAL RECEIPTS THIS PERIOD:		2,084,652

5. BALANCE:		28,121,695

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 5)		235,000

Disbursements (from page 5)		3,079

7. ENDING BALANCE:		27,883,616

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s): xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

     TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
6/10/2009	wire	Fremont General Corporation	Bank account transfer	$104,000		$104,000
6/17/2009	wire	Fremont General Corporation	Bank account transfer	131,000		131,000
6/22/2009	wire	Wells Fargo	Client Analysis Service Charge		3,079	3,079

			TOTAL DISBURSEMENTS THIS PERIOD:	$235,000	$3,079	$238,079

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	6/30/2009	Balance on Statement:	$27,883,616

Plus deposits in transit (a):

		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$27,883,616

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due
—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	June 30, 2009

Gross Sales Subject to Sales Tax:	—

Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer’s Share	—	—	N/A
	FICA- Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:

	TOTAL:	—	—

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	6/30/2009
(Provide a copy of monthly account statements for each of the below)

	General Account:	5,201
	Money Market Account:	27,883,616
	Payroll Account: (1)	N/A
Other Accounts:

Other Monies:
	Petty Cash (from below):	—

TOTAL CASH AVAILABLE:			27,888,817
Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	198,930	—	—
31 – 60 days	1,448	—	—
61 – 90 days	—		—
91 – 120 days	—		—
Over 120 days	21,273	118,819

TOTAL:	221,651	118,819	—

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-7/01/09	7/1/09
Continental Casualty	Excess D&O	15,000,000	4/01/09-7/01/09	7/1/09
U.S. Specialty	Excess D&O	15,000,000	4/01/09-7/01/09	7/1/09
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-7/01/09	7/1/09
Allied World Natl	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
U.S. Specialty	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
Liberty Mutual	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
Navigators Ins.	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
Westchester Surplus	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
Platte River	Excess D&O	10,000,000	4/01/09-7/01/09	7/1/09
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-7/01/09	7/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-7/01/09	7/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-7/01/09	7/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-7/01/09	7/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-7/01/09	7/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-7/01/09	7/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-7/01/09	7/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	4/01/09-7/01/09	7/1/09
Zurich American	Excess Crime Coverage	15,000,000	4/01/09-7/01/09	7/1/09
Continental Ins.	Excess Crime Coverage	10,000,000	4/01/09-7/01/09	7/1/09
Federal Insurance	Errors & Omissions	5,000,000	4/01/09-7/01/09	7/1/09
U.S. Specialty	Excess E&O	5,000,000	4/01/09-7/01/09	7/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/10	1/1/10
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/10	1/1/10
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/10	1/1/10

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements (during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
June 30, 2009	2,311,647	9,750		—	9,750
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		35,751		26,001	9,750

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month
No compensation disbursements made to insiders during the period.
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
John Charles Loring	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	6/30/09	6/19/08-6/30/09
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—
Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll — Insiders	—	—

Compensation- regular (intercompany allocation)	117,861	1,706,319

Compensation- group insurance	—	—

Compensation- 401(k)/ESOP/Incentive	629	(1,713,346)

Occupancy	3,884	505,245

Payroll Taxes		—

Other Taxes (Itemize)	—	—

Information systems	1,444	32,523

Advertising and promotion		23,635

Telecom	—	2,932

Travel		1,243

Printing and supplies	6,330	24,833

Postage		(29,156)

All other	(306,343)	200,041

Depreciation and Amortization	574	21,544

Rent Expense — Real Property		—

Lease Expense — Personal Property	—	—

Insurance	163,663	2,022,618

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	(11,958)	2,798,431

Net Gain/(Loss) from Operations	11,958	(2,798,431)

Non-Operating Income:
Interest Income	2,654	216,755

Net Gain on Sale of Assets (Itemize)	—	—

Other — Equity in Earnings of Subsidiaries	(19,402,475)	133,736,159

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(19,399,821)	133,877,638

Non-Operating Expenses:
Interest Expense (1)	23,914	296,534

Legal and Professional (Itemize) (2)	829,587	10,814,987

Other (Itemize)	—	—

Total Non-Operating Expenses	853,501	11,111,521

NET INCOME/(LOSS)	$(20,241,364)	$119,967,686

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	$27,888,817

Accounts Receivable	118,819

Intercompany Receivable	607,164

Prepaid Expenses	2,993,227

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,835,797

Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		46,536,601

Property, Plant, and Equipment	168,996

Accumulated Depreciation/Depletion	(15,775)

Net Property, Plant, and Equipment		153,221

Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,928

Investment in Subsidiary	418,319,184

Total Other Assets		418,334,112

TOTAL ASSETS		$465,023,934

LIABILITIES
Post-petition Liabilities:

Accounts Payable	221,651

Accruals (1)	2,429,633

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other	8,042,950

Total Post-petition Liabilities		10,694,234

Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—

Unsecured Liabilities (1)	341,659,606

Total Pre-petition Liabilities		341,659,606

TOTAL LIABILITIES		352,353,840

EQUITY:
Pre-petition Owners’ Equity	(17,535,317)

Post-petition Profit/(Loss)	119,967,686

Direct Charges to Equity	10,237,725

TOTAL EQUITY		112,670,094

TOTAL LIABILITIES & EQUITY		$465,023,934

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☑	☐

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:
		☑	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization.
The Debtor filed a chapter 11 plan and related disclosure statement on June 1, 2009 [Docket Nos. 712-713]. No hearing has yet been set regarding those documents.

4.	Describe potential future developments which may have a significant impact on the case:

As noted, the Debtor filed a chapter 11 plan and related disclosure statement on June 1, 2009. The Official Committee of Unsecured Creditors has filed a motion to terminate the Debtor’s solicitation exclusivity period [Docket Nos. 728-732], which is set for hearing on July 14, 2009 [Docket No. 737].

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☑	☐

I,
Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.